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                                                                  EXHIBIT 10.27

                                 THIRD AMENDMENT

          THIRD AMENDMENT, dated as of July 28, 1999 (this "THIRD AMENDMENT"), to the Credit Agreement, dated as of June 6, 1997 (as amended by the First Amendment, dated as of November 5, 1997, as modified by the Waiver, dated as of December 4, 1997, as amended by the Second Amendment, dated as of December 10, 1997, and as may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among MADISON SQUARE GARDEN, L.P., a Delaware limited partnership (the "BORROWER"), the several lenders from time to time parties thereto (the "LENDERS"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "ADMINISTRATIVE AGENT"), TORONTO DOMINION (NEW YORK), INC., as documentation agent for the Lenders thereunder and THE BANK OF NOVA SCOTIA, as syndication agent for the Lenders thereunder.

                              W I T N E S S E T H :

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans to the Borrower; and

          WHEREAS, the Borrower has requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement, upon the terms and subject to the conditions set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. DEFINED TERMS. As used herein, terms defined in this Third Amendment or in the Credit Agreement are used herein as so defined.

          2. AMENDMENT TO SUBSECTION 7.8. Subsection 7.8 of the Credit Agreement is hereby amended by deleting the amount corresponding to the fiscal year ending December 31, 1999 and substituting in lieu thereof the amount: "$100,000,000".

          3. EFFECTIVENESS. The amendments provided for herein shall become effective on the date (the "EFFECTIVE DATE") of satisfaction of the following conditions precedent:

          (a) The Administrative Agent shall have received counterparts of this Third Amendment, duly executed and delivered by the Borrower and the Required Lenders; and

          (b) All limited partnership and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Third Amendment shall be satisfactory in form and substance to the Administrative Agent.

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          4. REPRESENTATIONS AND WARRANTIES. After giving effect to the amendments contained herein, on the Effective Date, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement; PROVIDED that each reference in such
Section 4 to "this Agreement" shall be deemed to be a reference both to this Third Amendment and to the Credit Agreement as amended by this Third Amendment.

          5. CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Credit Documents or for any purpose except as expressly set forth herein.

          6. NO DEFAULT. No Default or Event of Default shall have occurred and be continuing as of the Effective Date after giving effect to this Third Amendment.

          7. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          8. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties have caused this Third Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        MADISON SQUARE GARDEN, L.P.

                                        By: MSG EDEN CORPORATION,
                                             its General Partner

                                        By:
                                           -------------------------------------
                                         Title:

                                        THE CHASE MANHATTAN BANK,
                                        as Administrative Agent and as a Lender

                                        By:
                                           -------------------------------------
                                         Title:

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                                                                               4

                                        LTCB TRUST COMPANY

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                               5

                                        GENERAL ELECTRIC CAPITAL SERVICES

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                               6

                                        THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED, NEW YORK BRANCH

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                               7

                                        ROYAL BANK OF CANADA

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                               8

                                        CORESTATES BANK, N.A.

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                               9

                                        THE SAKURA BANK, LIMITED

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                              10

                                        BANKERS TRUST COMPANY

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                              11

                                        BANK OF MONTREAL, CHICAGO BRANCH

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                              12

                                        BANKBOSTON, N.A.

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                              13

                                        THE FUJI BANK, LIMITED, NEW YORK
                                        BRANCH

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                              14

                                        THE BANK OF NOVA SCOTIA

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                              15

                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                              16

                                        SOCIETE GENERALE, NEW YORK BRANCH

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                              17

                                        PNC BANK, NATIONAL ASSOCIATION

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                              18

                                        BANK OF AMERICA, N.A. (f/k/a
                                        Nationsbank of Texas, N.A.)

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                              19

                                        BARCLAYS BANK PLC

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                              20

                                        THE SUMITOMO BANK, LIMITED, NEW
                                        YORK BRANCH

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                              21

                                        FLEET BANK, N.A.

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                              22

                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                              23

                                        THE BANK OF NEW YORK COMPANY, INC.

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                              24

                                        PARIBAS

                                        By:
                                           -------------------------------------
                                        Title:

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                              25

                                        NATEXIS BANQUE BFCE

                                        By:
                                           -------------------------------------
                                        Title:

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                              26

                                        TORONTO DOMINION (NEW YORK), INC.

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                              27

                                        UNION BANK OF CALIFORNIA, N.A.

                                        By:
                                           -------------------------------------
                                        Title:

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                                                                              28

                                        FIRST UNION NATIONAL BANK

                                        By:
                                           -------------------------------------
                                        Title: